                                                                    EXHIBIT 10.7












                            THE ROSLYN SAVINGS BANK
               MANAGEMENT SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                               TABLE OF CONTENTS
                               -----------------
ARTICLE I..................................................................  1
     Purpose of the Plan...................................................  1

ARTICLE II.................................................................  1
     Definitions...........................................................  1
          2.1 Bank.........................................................  2
              ----
          2.2 Board........................................................  2
              -----
          2.3 Code.........................................................  2
              ----
          2.4 Company......................................................  2
              -------
          2.5 Company Stock................................................  2
              -------------
          2.6 Eligible Employee............................................  2
              -----------------
          2.7 Employee.....................................................  2
              --------
          2.8 ERISA........................................................  2
              -----
          2.9 ESOP.........................................................  2
              ----
          2.10 Former Participant..........................................  2
               ------------------
          2.11 Nonqualified Plan...........................................  2
               -----------------
          2.12 Participant.................................................  2
               -----------
          2.13 Period of Participation.....................................  2
               -----------------------
          2.14 SERP Benefit................................................  3
               ------------
          2.15 SERP........................................................  3
               ----
          2.16 Termination of Service......................................  3
               ----------------------

ARTICLE III................................................................  3
     Participation.........................................................  3
          3.1 Eligibility for Participation................................  3
              ----------------------------
          3.2 Commencement of Participation................................  3
              -----------------------------
          3.3 Vesting......................................................  3
              -------
          3.4 Termination of Participation.................................  3
              ----------------------------

ARTICLE IV.................................................................  4
     Benefits to Participation.............................................  4
          4.2 SERP Benefits................................................  4
              -------------
          4.2 Form of Benefits.............................................  4
              ----------------

ARTICLE V..................................................................  6
     Administration........................................................  6
          5.1 Duties of the Board..........................................  6
              -------------------
          5.2 Liabilities of the Board.....................................  6
              ------------------------
          5.3 Expenses.....................................................  6
              --------
          5.4 Unfunded Character of Plan...................................  6
              -------------------------

ARTICLE VI................................................................ 6
----------
     Amendment and Termination............................................ 6
          6.1 Amendment and Termination................................... 6
              -------------------------
          6.2 Preservation of Benefits on Amendment....................... 6
              -------------------------------------
          6.3 Distribution of Benefits on Termination..................... 6
              ---------------------------------------

ARTICLE VII............................................................... 6
-----------
     Miscellaneous Provisions............................................. 6
     ------------------------
          7.1 Governing Law............................................... 6
              -------------
          7.2 No Right to Continued Employment............................ 6
              --------------------------------
          7.3 Construction of Language.................................... 6
              ------------------------
          7.4 Non-alienation of Benefits.................................. 7
              --------------------------
          7.5 Operation as Unfunded Nonqualified Plan..................... 7
              ---------------------------------------

                                      (ii)

                            THE ROSLYN SAVINGS BANK
               MANAGEMENT SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                        Effective ______________, 1996

     WHEREAS, effective January 1, 1996, the employees of the Roslyn Savings Bank are to be provided with benefits under the Roslyn Savings Bank Employee Stock Ownership Plan (the "ESOP"), a tax-qualified leveraged ESOP; and

     WHEREAS, the term of the ESOP loan and the period under which the shares of Employer Stock acquired by the ESOP with the proceeds of the ESOP loan will be allocated to the account of ESOP Participants is 30 years;

     WHEREAS, certain key management employees will retire from the employ of the Bank prior to final repayment of the ESOP loan and final allocation of stock acquired with the proceeds of the ESOP loan;

     WHEREAS, the Board of Directors of the Bank desires to implement a plan to provide certain employees with benefits to replace benefits to which they would be entitled under the ESOP had they remained in the employ of the Bank until the final repayment of the ESOP loan and the final allocation of stock acquired with the proceeds of the ESOP loan;

     THEREFORE, by resolution of the Board of Directors, the Management Supplemental Executive Retirement Plan has been established.


                                   ARTICLE I

                              Purpose of the Plan
                              -------------------

     The purpose of the Roslyn Savings Bank Management Supplemental Executive Retirement Plan ("SERP") is to provide certain key management employees of the Bank who retire prior to final repayment of the ESOP loan and the final allocation of stock acquired with the proceeds of the ESOP loan, with a benefit to make up lost benefits they would otherwise be entitled under the terms of the ESOP had such employees continued their employment until the final repayment of the ESOP loan.

                                  ARTICLE II

                                  Definitions
                                  -----------

     Wherever appropriate to the purposes of the SERP, capitalized terms shall have the meanings assigned to them under the Retirement Plan and the ESOP. Notwithstanding the preceding, the following definitions shall apply for the purposes of this SERP unless a different meaning is clearly indicated by the context.

     2.1   Bank means The Roslyn Savings Bank, having its principal office at
           ----
1400 Old Northern Boulevard, Roslyn, New York 11576, and its successors or assigns.

     2.2   Board means the Personnel Committee of the Board of Directors of the
           -----
Bank.

     2.3   Code means the Internal Revenue Code of 1986, as amended from time to
           ----
time (including the corresponding provisions of any succeeding law).

     2.4   Company means Roslyn Bancorp, Inc., the holding company of the Bank.
           -------

     2.5   Company Stock means the common stock of Roslyn Bancorp, Inc.
           -------------

     2.6   Eligible Employee means an Employee who is eligible for participation
           -----------------
in the SERP in accordance with the provisions of Article III of this SERP.

     2.7   Employee means any person, including an officer, who is employed by
           --------
the Bank.

     2.8   ERISA means the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time (including the corresponding provisions of any succeeding law).

     2.9   ESOP means the Roslyn Savings Bank Employee Stock Ownership Plan.
           ----

     2.10  Former Participant means a person whose participation in the SERP has
           ------------------
terminated as provided under section 3.4.

     2.11  Nonqualified Plan means a plan of deferred compensation which does
           -----------------
not meet the requirements of Section 401(a) of the Code.

     2.12  Participant means any person who is participating in the SERP in
           -----------
accordance with its terms.

     2.13  Period of Participation means the period during which a person is a
           -----------------------
Participant.

     2.14  SERP Benefit means the benefit payable to a Participant pursuant to
           ------------
the terms of this SERP.

     2.15  SERP means this Management Supplemental Executive Retirement Plan as
           ----
amended from time to time.

     2.16  Termination of Service means an Employee's separation from the
           ----------------------
service of the Bank, whether by resignation, discharge, death, disability, retirement or otherwise.


                                  ARTICLE III
                                  -----------

                                 Participation
                                 -------------

     3.1   Eligibility for Participation.
           ------------------------------

     Only Eligible Employees may be or become Participants.

        (a) An Employee shall become an Eligible Employee for SERP Benefits if:

            (1) The Board, in its sole discretion, designates him as an Eligible Employee; and

            (2)  He is a participant in the ESOP.

     3.2   Commencement of Participation.
           -----------------------------

     An Eligible Employee shall become a Participant on the date determined by the Board. However, in no event will an Employee become a Participant prior to January 1, 1996.

     3.3   Vesting.  A participant shall vest in his or her SERP benefit
           -------
according to the following schedule:


     Years of SERP Participation                       Vested %
     ---------------------------                       --------
          1                                              20%
          2                                              40%
          3                                              60%
          4                                              80%
          5                                              100%

     3.4   Termination of Participation.
           ----------------------------

     Participation in the Plan shall cease on: (a) the date of the Participant's Termination of Service or (b) the date on which he ceases to be an Eligible Employee.


                                  ARTICLE IV
                                  ----------

                            Benefits to Participants
                            ------------------------

     4.1   SERP Benefits.
           -------------

     A Participant who satisfies Section 3.1 shall be entitled, upon his Termination of Service upon or after attaining Normal Retirement Age or being eligible for an Early Retirement Benefit under the terms of ESOP, shall be entitled to an unfunded, unsecured promise from the Bank to receive a SERP Benefit, subject in all events to the terms of Section 3.3 of this Plan.

     The SERP Benefit shall be determined by:

           (i) projecting the total number of shares of Company Stock that would have been allocated to the Participant's account under the terms of the ESOP had the Participant continued in the employ of the Bank measured from the date the Participant was first eligible to participate in the ESOP until the ESOP loan was repaid in full and the final allocation of shares of Company Stock acquired with the ESOP loan was made; and then

           (ii) reducing the number of shares projected in (i), above, by the actual number of shares of Company Stock allocated to the Participant under the terms of the ESOP as of the last day of the final Plan Year in which the Participant was an Active Participant as defined in the ESOP; and

           (iii) multiplying the number of shares of Company Stock determined in (ii), above by the average fair market value of the Company Stock for the 5 year period immediately preceding (or such fewer years as the Participant has been a SERP Participant) to the Participant's Retirement.

The projection of shares required by (i) above shall be performed by a public accountant based on assumptions which the Committee has approved as reasonable at the time the calculation for the SERP Benefit is performed.

     4.2   Form of Benefits.
           ----------------

     (a) SERP benefits shall be payable in a lump sum payment as soon as practicable after the Participant's Termination of Service. However, the Committee reserves the right to make payments in a series of periodic payments.

     (b) SERP benefits, at the discretion of the Committee, shall be paid in cash, Company Stock or some combination thereof.

                                   ARTICLE V
                                   ---------

                                 Administration
                                 --------------

     5.1   Duties of the Board.
           -------------------

     The Board shall have full responsibility for the management, operation, interpretation and administration of the Plan in accordance with its terms, and shall have such authority as is necessary or appropriate in carrying out its responsibilities. Actions taken by the Board pursuant to this section
5.1 shall be conclusive and binding upon the Bank, Participants, Former Participants, Beneficiaries, and other interested parties.

     5.2   Liabilities of the Board.
           -------------------------

     Neither the Board nor its individual members shall be deemed to be a fiduciary with respect to this Plan; nor shall any of the foregoing individuals or entities be liable to any Participant, Former Participant or Beneficiary in connection with the management, operation, interpretation or administration of the Plan, any such liability being solely that of the Bank.

     5.3   Expenses.
           --------

     Any expenses incurred in the management, operation, interpretation or administration of the Plan shall be paid by the Bank. In no event shall the benefits otherwise payable under this Plan be reduced to offset the expenses incurred in managing, operating, interpreting or administering the Plan.

     5.4   Unfunded Character of Plan.
           --------------------------

     The SERP shall be unfunded. Neither the Bank nor the Board nor its individual members shall segregate or otherwise identify specific assets to be applied to the purposes of the Plan, nor shall any of them be deemed to be a trustee of any amounts to be paid under the Plan. Any liability of the Bank to any person with respect to benefits payable under the Plan shall be based solely upon such contractual obligations, if any, as shall be created by the Plan, and shall give rise only to a claim against the general assets of the Bank. No such liability shall be deemed to be secured by any pledge or any other encumbrance on any specific property of the Bank.


                                  ARTICLE VI
                                  ----------

                           Amendment and Termination
                           -------------------------

     6.1   Amendment and Termination.
           --------------------------

     Subject to the provisions of Sections 6.2 and 6.3, the Board shall have the right to amend or terminate the Plan, in whole or in part.

     6.2   Preservation of Benefits on Amendment.
           -------------------------------------

     No amendment or termination of this SERP shall reduce the vested and accrued benefits, if any, of a Participant under this SERP.

     6.3   Distribution of Benefits on Termination.
           ---------------------------------------

     In the event of termination or partial termination of the SERP, the Bank shall pay to affected Participants, Former Participants or Beneficiaries supplemental benefits, if any, to which they are entitled under section 3.1. These benefits shall continue to be payable as provided in section 3.1.


                                  ARTICLE VII
                                  -----------

                            Miscellaneous Provisions
                            ------------------------

     7.1   Governing Law.
           -------------

     The SERP shall be construed, administered, and enforced according to laws of the State of New York, except to the extent that such laws are pre-empted by the federal laws of the United States of America.

     7.2   No Right to Continued Employment.
           --------------------------------

     Neither the establishment of the SERP, nor any provisions of the SERP, nor any action of the Board shall be held or construed to confer upon any Employee the right to a continuation of employment by the Bank. Subject to any employment contract, the Bank reserves the right to dismiss any Employee or otherwise deal with any Employee to the same extent as though the SERP had not been adopted.

     7.3   Construction of Language.
           ------------------------

     Wherever appropriate in the SERP, words used in the singular may be read in the plural, words in the plural may be read in the singular, and words importing the masculine gender shall be deemed equally to refer to the feminine and the neuter. Any reference to any Article or section shall be to an Article or section of this SERP, unless otherwise indicated.

     7.4   Non-alienation of Benefits.
           --------------------------

     The right to receive a benefit under the SERP shall not be subject in any manner to anticipation, alienation, or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities. Should any Participant, Former Participant, Beneficiary or other person attempt to anticipate, alienate or assign his interest in or right to a benefit, or should any person claiming against him seem to subject such interest or right to legal or equitable process, all the interest or right of such Participant or Former Participant, Beneficiary or other person entitled to benefits under the SERP shall cease, and in that event, such interest or right shall be held or applied, at the direction of the Board, for or to the benefit of such Participant, Former Participant, Beneficiary or other person or his spouse, children or other dependents in such manner and in such proportions as the Board may deem proper.

     7.5   Operation as Unfunded Nonqualified Plan.
           ---------------------------------------

     The SERP is intended to be an unfunded, nonqualified plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. The SERP is not intended to comply with the requirements of section 401(a) of the Code. The SERP shall be administered and construed so as to effectuate this intent.

     Approved by the Compensation Committee on ___________________.

     Approved by the Board of Directors at the meeting held on ________________.



                                              ----------------------------------
                                              Secretary

                                       7